UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 6, 2019

SONOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
614 Chapala Street
Santa Barbara, California 93101
(Address of principal executive offices, including zip code)
(805) 965-3001
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SONO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On August 7, 2019, Sonos, Inc. ("Sonos") released its financial results for its third fiscal quarter ended June 29, 2019 in a letter to shareholders that is available on the investor relations section of its website. A copy of the press release announcing the release of financial results and the letter to shareholders are furnished hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in a Form 8-K dated April 3, 2019, Brittany Bagley resigned as a member of Sonos' Board of Directors (the "Board") on April 3, 2019 in connection with her appointment by the Board to serve as Sonos' Chief Financial Officer. Prior to her resignation, Ms. Bagley served as a Class III director of Sonos. On August 6, 2019, solely to ensure that the Board consists of three classes divided as evenly as possible as required by Sonos' Restated Certificate of Incorporation and Restated Bylaws, Robert Bach resigned as a Class I director, and the Board appointed Mr. Bach as a Class III director. Mr. Bach's service on the Board is deemed to have continued uninterrupted without any break in service since the date he first joined the Board in 2011. Mr. Bach currently serves and will continue to serve on the Audit Committee, and his term as a Class III director will expire as Sonos' 2021 annual meeting. There is no arrangement or understanding between Mr. Bach and any other person pursuant to which Mr. Bach was appointed to serve as a Class III director.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
99.2	Sonos, Inc. third fiscal quarter 2019 letter to shareholders dated August 7, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: August 7, 2019	By:	/s/ Brittany Bagley
Brittany Bagley Chief Financial Officer